UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2002

Commission File Number 001-00395

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.
Dayton, Ohio 45479
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

On November 12, 2002, the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2002, was filed with the SEC and accompanied by the Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, signed by Messrs. Lars Nyberg and Earl Shanks, Chairman and Chief Executive Officer and Senior Vice President and Chief Financial Officer of the Company, respectively. A copy of this certification is included as Exhibit 99.1 to this Current Report on Form 8-K and is disclosed pursuant to Regulation FD (17 C.F.R. 243.100-243.103).

Exhibit Index

Exhibit Number	Description

99.1	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date:	November 13, 2002	By:	/s/ Earl Shanks
Senior Vice President and Chief Financial Officer